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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 16, 2005

                           IRON MOUNTAIN INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                 1-13045                               23-2588479
        (Commission File Number)            (IRS Employer Identification No.)

                               745 Atlantic Avenue
                           Boston, Massachusetts 02111
          (Address of principal executive offices, including zip code)

                                 (617) 535-4766
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

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ITEM 5.02.  APPOINTMENT OF PRINCIPAL OFFICER.

     On November 16, 2005, the Company appointed Bob Brennan President and Chief Operating Officer of Iron Mountain Incorporated. Mr. Brennan, age 46, has been Iron Mountain's President of North America since November 2004. Mr. Brennan joined Iron Mountain through the acquisition of Connected Corporation, where he served as Chief Executive Officer since 2000. Before Connected, Mr. Brennan was a general manager for network and service management with Cisco Systems, Inc. ("Cisco"), a global leader in the manufacturing and sale of networking and communications products. Mr. Brennan served as Chief Executive Officer of American Internet Corporation prior to its acquisition by Cisco in 1998. From 1993 to 1995, Mr. Brennan was the vice president, general manager for Merisel Inc., a global distributor of PC hardware and software products.

     A copy of the Company's press release describing such appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits

99.1    Press Release of Iron Mountain Incorporated dated November 16, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              IRON MOUNTAIN INCORPORATED
                                              (Registrant)

                                              By:    /s/ John F. Kenny, Jr.
                                                     ---------------------------
                                              Name:  John F. Kenny, Jr.
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

     Date: November 16, 2005